JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

This presentation includes non-GAAP financial measures where indicated. These non-GAAP financial measures complement the Company's consolidated financial statements presented in accordance with GAAP. However, these non-GAAP financial measures are not intended to supercede or replace the Company's GAAP results.

A detailed reconciliation of historical GAAP results to the historical non-GAAP results is provided in the "Non-GAAP Condensed Consolidated Statement of Operations" schedule to our news release announcing the financial results of the third quarter of fiscal 2003. A discussion of the GAAP measures excluded from the forward-looking non-GAAP measures is provided in the "Business Outlook" paragraph of the news release. The news release is located in the Investor Relations section of our web site at www.jdsu.com.


CORE OPTICS
TECHNOLOGY


Fiberoptic
Communications
CORE OPTICS
TECHNOLOGY

Fiberoptic Communications

Adding value throughout the industry

- Sub-Systems
- Instrumentation
- Modules
- Components
- Sub-Components
- Foundry Services

- Service Providers
- System Providers
- Component/ Module OEMs
- Component Manufacturers

End-to-End Product Portfolio

Transmission • Mux/Demux • Add/Drop • Amplification • Switching • Optical Monitoring


Thin Film Products
CORE OPTICS
TECHNOLOGY

Thin Film Products

Applying optical technology to serve a diverse set of growing markets



Jupiter - G Impact Site







5000
SPECIMEN
500 EURO



Biomedical/ Environmental Instrumentation

Aerospace/ Defense

Display

Security/ Authentication

Decorative

Communication Markets

Network Traffic Continues

to Grow Rapidly

Internet Connection for United States

Only 30% of US subscribers use broadband ...


Dial-up
70%
19%
11%
Broadband
Cable
DSL
Dial-up

Legg Mason, March 2003

Internet Connection for United States

Only 30% of US subscribers use broadband ...
... yet they generate 93% of traffic.


93%
Dial-up
Broadband
Cable
DSL
Dial-up

Legg Mason, March 2003

U.S. Broadband Subscribers

40% increase expected in 2003



Subscribers (in millions)
30
25
20
15
10
5
0
6.1
11.9
18.6
25.9
2000
2001
2002
2003E

Source: Legg Mason 3/13/2003

Emerging Bandwidth-Intensive Applications

Online video conferencing



Online video conferencing



JDS Uniphase

Emerging Bandwidth-Intensive Applications

Medical imaging for remote diagnosis


Online video conferencing
Medical imaging for remote diagnosis

JDS Uniphase

Emerging Bandwidth-Intensive Applications

Engineering collaboration
(remote oil field exploration)



Online video conferencing
Medical imaging for remote diagnosis
Engineering collaboration
(remote oil field exploration)

JDS Uniphase

Emerging Bandwidth-Intensive Applications

Video on demand


Online video conferencing
Medical imaging for remote diagnosis
Engineering collaboration
(remote oil field exploration)
Video on demand

Emerging Bandwidth-Intensive Applications



Online Gaming
Online video conferencing
Online gaming
Medical imaging for remote diagnosis
Video on demand
Engineering collaboration (remote oil field exploration)
JDS Uniphase

Emerging Bandwidth-Intensive Applications

Online Gaming


Total Worldwide Data Transfers
for Online Gaming
In-Stat/MDR March 2003
(PETABITS/DAY)
600
400
200
0
2002
2003
2004
2005
2006
2007
Online video conferencing
Online gaming
Medical imaging for
remote diagnosis
Video on demand
Engineering collaboration
(remote oil field exploration)

JDS Uniphase

Emerging Bandwidth-Intensive Applications



Worldwide Traffic Volume
(petabits/day)
6000
5000
4000
3000
2000
1000
0
2002
2003
2004
2005
2006
2007

Source: IDC March 2003

Fiberoptic Network Status



JDS Uniphase

Near-Term Needs at the Network Edge


Enterprise
Metro

JDS Uniphase

Customer Needs at the Network Edge

- Transmission components and modules
- Increasing integration of components, electronics, and software control


Storage Devices
SAN
Fibre Channel
Hubs
ACCESS
LAN
Fibre Channel
Switch
ENTERPRISE
METRO





Sub-System Solutions for Service Providers

- Ideal Access solutions for Wavelength Service
- Extends Reach for SONET and Ethernet Services
- Recent introduction of CWDM Solution



Storage Devices
SAN
Fibre Channel Hubs
WaveShifter 400
Media Conversion
ACCESS
LightAmp/BrightAmp
Single and Multi-Channel EDFA Amplifier
LAN
Fibre Channel Switch
GbX
Media Conversion
METRO
ENTERPRISE
WaveShifter 200
Media Conversion

Transmission Modules for the Network Edge



Gigabit Ethernet Aggregation
Gigabit Ethernet Aggregation
(MAN)
Resilient Packet Ring Node
Sonet ADM
Sonet ADM
Sonet ADM
Backbone
2.5 Gb/s Transponder
JDS Uniphase
10 Gigabit Ethernet

Transmission Modules for the Network Edge


(LAN)
Server(s) with fibre channel adapters
Local end users
Ethernet Switch
Router
Gigabit Ethernet Transceiver
Gigabit Ethernet Aggregation
Gigabit Ethernet Aggregation
Resilient Packet Ring Node
(MAN)
2.5 Gb/s Transponder
Sonet ADM
Sonet ADM
Sonet ADM
10 Gigabit Ethernet
Backbone
JDS Uniphase

Transmission Modules for the Network Edge



(SAN)
Fibre channel storage director
Router
Fibre channel switch
SAN gateway
DWDM system
Fibre channel hubs
Storage devices
JDS Uniphase
Fibre Channel GBIC
(LAN)
Server(s)
adapters
Gigabit Ethernet Aggregation
Router
Gigabit Ethernet Transceiver
Gigabit Ethernet Aggregation
Resilient Packet Ring Node
(MAN)
2.5 Gb/s Transponder
Sonet ADM
Sonet ADM
Sonet ADM
10 Gigabit Ethernet
Backbone

Technology Convergence

Telecom Offers

- Higher data rates
- Longer reach
- 1550 nm wavelength
- SONET compliance

Datacom Offers

- Smaller form factor pluggable
- Lower cost, higher volumes
- Hot Swappability



JDS Uniphase
Multi-Rate SFP Transceiver - SR1
CT2-MS1LBTD30C0
Made in USA
1310nm

Multi-Rate SFP Transceiver

Developing Products to Meet Market Needs

Tx Component and Module Products


31%
37%
45%
Optical Layer Passive
Transmission Active
Number of Products
70
60
50
40
30
20
10
0
Components
Modules
Components
Modules
Components
Modules
FYQ4 2001
FYQ4 2002
FYQ4 2003

Network Edge Transmission Products

JDS Uniphase

End-to-End Product Portfolio





Building on our optics technology to address other growth markets


CYPONYL
SPECIMEN

Display Markets

Microdisplay-based rear-projection television sales expected to increase from $398M in 2002 to $4.8B in 2007

Television Systems Market Tracker: Q1 2003



Security and Authentication Markets

Our Optically Variable Pigments® protect bank notes representing over 50% of the value of the world's currency

"Trademark counterfeiting robs the U.S. of $200 billion annually." - International Anti-Counterfeiting Coalition

Pharmaceuticals

Imaging Supplies

Luxury Items

Licensed Products

Cosmetics

Software


DAY CARE GEL
EXTRA STRENGTH
CYPONYL

JDS Uniphase

Decorative Markets

Brand differentiation for consumer products—in paints, coatings, plastics, inks and textiles.


TALKABOUT









Commercial Laser Markets

- Biotechnology
- Graphic arts and imaging
- Semiconductor processing
- Remote sensing
- Materials processing


ULTRA LASER
JDS Uniphase

- Genetic analysis
- CtP pre-press
- Fluorescence
- Inspection and alignment
- 3D scene acquisition
- Biohazard detection
- Precision marking
- Micro machining
- Precision cutting and bending
- Thermal plate setting
- Photoablation

JDS Uniphase

Preparing for the Future

Operational Excellence

Financial Strength

Investing in the Future

Global Realignment Program


Closing and Consolidating Manufacturing Operations
45
40
35
30
25
20
15
10
5
0
Apr 2001
Dec 2001
Jul 2002
Future

Global Realignment Program



Reducing Global Workforce
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Feb 2001
Jun 2001
Jan 2002
Jul 2002
Oct 2002
Jan 2003
Apr 2003

JDS Uniphase

Global Realignment Program

($ billions)	Incurred thru 3Q03	To Come[1]	Total[1]
Costs	1.1	0.1	1.2
Annual Savings	1.1	0.2	1.3

[1] Estimate

Centralize Low-Cost Manufacturing



- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

Restructuring for Operational Excellence

Focus on market development and customer relationships


Market Development


Product Development


Marketing


Research & Development


Pilot Production

Business Unit Focus

Centralize to achieve synergies and economies of scale


Communcations Sales


Legal


Finance


Facilities


Information Technology


Manu-facturing


Procurement


Human Resources

Global Common Processes

Quarterly Revenue



350
300
250
200
150
100
50
0
$ millions
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03E
Communications
Thin Film Products Group

JDS Uniphase

Cash



2.0
1.5
1.0
0.5
0
$ billions
Jun-02
Sep-02
Dec-02
Mar-03

JDS Uniphase

Driving Toward Profitability

- Reach non-GAAP EBITDA break-even for quarterly sales of $200M by December 2003*
- Move toward profitability in current environment

* Not intended to be a revenue projection

Continued Commitment to R&D


R&D Investment (as a percentage of revenue)
35%
30%
25%
20%
15%
10%
5%
0%
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03

JDS Uniphase

Acquisition Strategy



- Supplement R&D programs
- Add products and technologies to complement portfolio
- Seek attractively priced opportunities



JDS Uniphase

Moving Toward a Bright Future


Driving toward Profitability
Strengthening Customer Relationships
Positioning for Growth
End-to-End Product Portfolio
Business Unit Focus